UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 28, 2022

Perrigo Company plc

(Exact name of registrant as specified in its charter)

Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

The Sharp Building, Hogan Place, Dublin 2, Ireland D02 TY74

+353 1 7094000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, €0.001 par value	PRGO	New York Stock Exchange
4.000% Notes due 2023	PRGO23	New York Stock Exchange
3.900% Notes due 2024	PRGO24	New York Stock Exchange
4.375% Notes due 2026	PRGO26	New York Stock Exchange
3.150% Notes due 2030	PRGO30	New York Stock Exchange
5.300% Notes due 2043	PRGO43	New York Stock Exchange
4.900% Notes due 2044	PRGO44	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

Attached as Exhibit 99.1 hereto are materials that Perrigo Company plc (the “Company”) intends to present to prospective lenders in connection with the launch of the syndication of new senior secured credit facilities expected to consist of (i) a $1,000 million five-year revolving credit facility (the “New Revolving Facility”) and (ii) a $300 million five-year term loan A facility and a $800 million seven-year term loan B facility (the “New Term Loan Facilities” and, together with the New Revolving Facility, the “New Senior Secured Credit Facilities”) through its indirect wholly-owned subsidiary, Perrigo Investments, LLC, as more fully described below. The materials include information relating to the Company’s pro forma Adjusted EBITDA defined in Exhibit 99.1, as well as a reconciliation of the Company’s pro forma Adjusted EBITDA to pro forma loss from continuing operations determined in accordance with GAAP.

Attached as Exhibit 99.2 hereto are the audited consolidated statements of financial position of Héra SAS (“Héra”) as of December 31, 2021 and 2020 and the related consolidated statements of profit and loss, statements of comprehensive income, statements of cash flows and statements of changes in equity for each of the years in the two-year period ended December 31, 2021.

Attached as Exhibit 99.3 hereto is the Company’s Unaudited Pro Forma Condensed Combined Financial Information as of and for the year ended December 31, 2021, which gives pro forma effect to the Transactions (as defined therein) as if they had occurred on December 31, 2021, in the case of the unaudited pro forma condensed combined balance sheet, and as of January 1, 2021, in the case of the unaudited pro forma condensed combined statement of operations.

The information in this Item 7.01, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 furnished herewith, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

There can be no assurance that any of the transactions described herein, including entering into the New Senior Secured Credit Facilities or the acquisition of Héra, will be consummated at all or on the terms currently contemplated. We urge you to read the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

Item 8.01 Other Events

Attached hereto as Exhibit 99.4 is a press release issued by the Company on March 28, 2022, announcing that it has launched the syndication of the New Senior Secured Credit Facilities. The New Senior Secured Credit Facilities will be guaranteed by the Company and certain wholly-owned subsidiaries of the Company.

Subject to market and other conditions, the Company intends to borrow approximately $1,600 million, inclusive of the New Term Loan Facilities and $500 million of other unsecured debt (but excluding undrawn availability under the New Revolving Facility). The Company intends to use the net proceeds of these borrowings, together with cash on hand, to finance the purchase price for the previously announced acquisition of Héra and to refinance certain existing indebtedness of the Company and its subsidiaries, including its outstanding term loan facility and outstanding debt securities maturing in 2023. The Company will use any amounts borrowed from time to time under the New Revolving Facility, which will replace its existing revolving facility, for general corporate purposes.

The terms of the proposed refinancing, including but not limited to the principal amount, interest rate and maturity of the New Senior Secured Credit Facilities, and the consummation of the acquisition of Héra are subject to a number of significant conditions, and there can be no assurance that the Company will consummate any of these transactions on the anticipated terms or timing, or at all. In addition, entering into the New Senior Secured Credit Facilities is not conditioned upon consummation of the acquisition of Héra.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are “forward-looking statements.” These statements relate to future events or the Company’s future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “forecast,” “plan,”

“anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or the negative of those terms or other comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control, including: the Company’s expectations with respect to the syndication and closing of the New Senior Secured Credit Facilities and the other contemplated refinancing transactions, and the use of net proceeds therefrom, the effect of the novel coronavirus (COVID-19) pandemic and its variants and the associated supply chain impacts on the Company’s business; general economic, credit, and market conditions; the outbreak of war between Russia and Ukraine, including the imposition of sanctions related thereto, or escalation of conflict in other regions where the Company does business; future impairment charges; customer acceptance of new products; competition from other industry participants, some of whom have greater marketing resources or larger market shares in certain product categories than the Company does; pricing pressures from customers and consumers; resolution of uncertain tax positions, including the Company’s appeal of the draft and final Notices of Proposed Assessment (“NOPAs”) issued by the U.S. Internal Revenue Service and the impact that an adverse result in any such proceedings would have on operating results, cash flows, and liquidity; pending and potential third-party claims and litigation, including litigation relating to the Company’s restatement of previously-filed financial information and litigation relating to uncertain tax positions, including the NOPAs; potential impacts of ongoing or future government investigations and regulatory initiatives; potential costs and reputational impact of product recalls or sales halts; the impact of tax reform legislation and healthcare policy; the timing, amount and cost of any share repurchases; fluctuations in currency exchange rates and interest rates; the success of the sale of the Rx business, including the ability to achieve the expected benefits thereof and the risk that potential costs or liabilities incurred or retained in connection with the transaction may exceed the Company’s estimates or adversely affect the Company’s business or operations; the consummation and success of the proposed acquisition of Héra and the ability to achieve the expected benefits thereof, including the risk that the parties fail to obtain the required regulatory approvals or to fulfill the other conditions to closing on the expected timeframe or at all, the occurrence of any other event, change or circumstance that could delay the transaction or result in the termination of the securities sale agreement or the risks that Company’s synergy estimates are inaccurate or that the Company faces higher than anticipated integration or other costs in connection with the proposed acquisition; the consummation and success of other announced acquisitions or dispositions, and the Company’s ability to realize the desired benefits thereof; and the Company’s ability to execute and achieve the desired benefits of announced cost-reduction efforts and strategic and other initiatives. An adverse result with respect to the Company’s appeal of any material outstanding tax assessments or pending litigation, including securities or drug pricing matters, could ultimately require the use of corporate assets to pay such assessments, damages from third-party claims, and related interest and/or penalties, and any such use of corporate assets would limit the assets available for other corporate purposes. These and other important factors, including those discussed under “Risk Factors” in the Company’s Form 10-K for the year ended December 31, 2021, as well as the Company’s subsequent filings with the United States Securities and Exchange Commission, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements in this Current Report on Form 8-K are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits

Exhibits

Exhibit Number	Description

99.1	Supplemental Materials, dated March 28, 2022

99.2	Audited consolidated financial statements of Héra SAS as of and for the years ended December 31, 2021 and 2020

99.3	Unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2021

99.4	Press Release

104	Cover Page Interactive Data file (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)
PERRIGO COMPANY PLC

	By:	/s/ Raymond P. Silcock
Dated: March 28, 2022		Raymond P. Silcock
Chief Financial Officer